SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2002



               First Horizon Mortgage Pass-Through Trust, Series 2002-AR2

                (Exact name of registrant as specified in charter)

New York                     33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



Bank of New York, Trustee,
as Attorney-in-Fact for First Horizon Asset Securities, Inc., Depositor 101 Barclay Street, 8 West
New York, NY				                      10286
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (212) 815-6436

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
              Mortgage Pass-Through Certificates, Series 2002-AR2

On December 25, 2002, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-AR2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2002, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-AR2 relating to the distribution date of December 25, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2002


First Horizon Mortgage Pass-Through Trust, Series 2002-AR2

Signed by: Bank of New York, Trustee, as Attorney-in-Fact for
First Horizon Asset Securities, Inc., Depositor


                          By: /s/ Karon Greene
                              ------------------------------
                          Name:   Karon Greene
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2002


                             Payment Date: 12/25/02


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        20,858,000.00    5.150098%        25,282.27     89,517.29      114,799.55       0.00       0.00
                        2A1       208,946,000.00    5.370049%     2,264,549.11    935,041.89    3,199,591.00       0.00       0.00
Residual                2AR               100.00    5.370049%           100.00          0.45          100.45       0.00       0.00
                        3A1        53,023,000.00    5.380440%       586,147.02    237,739.21      823,886.24       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          4,517,000.00    5.355771%         4,009.82     20,160.02       24,169.83       0.00       0.00
                        B2          1,457,000.00    5.355771%         1,293.40      6,502.80        7,796.20       0.00       0.00
                        B3          1,166,000.00    5.355771%         1,035.08      5,204.02        6,239.10       0.00       0.00
                        B4            437,000.00    5.355771%           387.93      1,950.39        2,338.33       0.00       0.00
                        B5            583,000.00    5.355771%           517.54      2,602.01        3,119.55       0.00       0.00
                        B6            437,454.94    5.355771%           388.32      1,952.42        2,340.75       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        291,424,554.94     -            2,883,710.50  1,300,670.50    4,184,381.00     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        20,832,717.73              0.00
                                2A1       206,681,450.89              0.00
Residual                        2AR                 0.00              0.00
                                3A1        52,436,852.98              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          4,512,990.18              0.00
                                B2          1,455,706.60              0.00
                                B3          1,164,964.92              0.00
                                B4            436,612.07              0.00
                                B5            582,482.46              0.00
                                B6            437,066.62              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        288,540,844.44     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/02


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    20,858,000.00     5.150098% 32051DQZ8     1.212114      4.291748    998.787886
                           2A1   208,946,000.00     5.370049% 32051DRA2    10.837963      4.475041    989.162037
Residual                   2AR           100.00     5.370049% 32051DRB0   1,000.000000    4.475041      0.000000
                           3A1    53,023,000.00     5.380440% 32051DRC8    11.054581      4.483700    988.945419
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      4,517,000.00     5.355771% 32051DRD6     0.887717      4.463143    999.112283
                           B2      1,457,000.00     5.355771% 32051DRE4     0.887717      4.463143    999.112283
                           B3      1,166,000.00     5.355771% 32051DRF1     0.887717      4.463143    999.112283
                           B4        437,000.00     5.355771% 32051DRG9     0.887717      4.463143    999.112283
                           B5        583,000.00     5.355771% 32051DRH7     0.887717      4.463143    999.112283
                           B6        437,454.94     5.355771% 32051DRJ3     0.887685      4.463143    999.112315
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     291,424,554.94       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

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 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
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--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        21,466,266.63   213,027,032.40    54,047,545.40
Loan count                     43              416              114
Avg loan rate           5.440098%        5.659049%        5.683440%
Prepay amount            1,980.36     2,092,939.93       530,094.43

                          Total
                          -----
Prin balance       288,540,844.43
Loan count                    573
Avg loan rate                5.65
Prepay amount        2,625,014.72

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         5,086.50        50,774.19        13,522.26
Sub servicer fees            0.00             0.00             0.00
Trustee fees               107.46         1,076.48           273.18


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        69,382.95
Sub servicer fees            0.00
Trustee fees             1,457.12


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.052394%           100.000000%            282,827,100.00
   -----------------------------------------------------------------------------
   Junior            2.947606%             0.000000%              8,589,822.85
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            4,184,381.00          4,184,381.00
Principal remittance amount            2,883,710.50          2,883,710.50
Interest remittance amount             1,300,670.50          1,300,670.50